Exhibit 10.2

WARRANT AGREEMENT

THIS WARRANT AGREEMENT dated as of July 25, 2014 (this “Agreement”) is by and among Townsquare Media, Inc., a Delaware corporation (the “Company”), the Persons set forth on Schedule I hereto, and any other registered holders of the Warrant Certificates (as defined below) from time to time party hereto (each such Person or other holder, a “Holder” and, collectively, the “Holders”).

RECITALS:

WHEREAS, 9,508,878 warrants exercisable for shares of Common Stock (as defined below) are being issued to the Persons set forth on Schedule I hereto (collectively, the “Warrants”), with each such Person receiving the number of Warrants set forth opposite such Person’s name on Schedule I, in connection with the conversion of Townsquare Media, LLC, a Delaware limited liability company (the “Predecessor LLC Entity”), into the Company pursuant to the terms of the Plan of Conversion of the Predecessor LLC Entity, dated as of July 25, 2014; and

WHEREAS, the Company and the Persons set forth on Schedule I hereto desire to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights and obligations of the Company and the Holders.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holders, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS AND INTERPRETATION

Section 1.1          Certain Defined Terms. Capitalized terms used in this Agreement shall have the following respective meanings, except as otherwise provided herein or as the context shall otherwise require:

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday or legal holiday in the state in which the Company’s principal executive office is located.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as amended from time to time.

“Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company or any class or classes of units, stock or other equity interests issued in respect of such Class A Common Stock as a result of any reclassification, redemption or recharacterization thereof.

“Exercise Price” means $0.0001 per one (1) share of Common Stock, which amount is not subject to adjustment.

“Expiration Date” means, with respect to any Warrant, if elected by the Board, the tenth anniversary of the date hereof; otherwise, the Warrants will not expire.

“FCC Restrictions” means the FCC ownership and transfer restrictions set forth in Article Five of the Certificate of Incorporation, as determined in the Company’s sole and absolute discretion.

“Governmental Authority” means (i) any nation or government, (ii) any federal, state, county, province, city, town, municipality, local or other political subdivision thereof or thereto, (iii) any court, tribunal, department, commission, board, bureau, instrumentality, agency, council, arbitrator or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and (iv) any other governmental entity, agency or authority having or exercising jurisdiction over any relevant Person, item or matter.

“Laws” means all laws, statutes, rules, regulations, ordinances, orders, writs, injunctions or decrees and other pronouncements having the effect of law of any Governmental Authority.

“Non-U.S. Person” means (i) a citizen of a country other than the United States, (ii) an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States, (iii) a government other than the government of the United States or of any state, territory or possession of the United States or (iv) a representative of, or entity controlled by, any person or entity referred to in any of the foregoing clauses (i) through (iii).

“Organic Change” means any recapitalization, reorganization, reclassification, consolidation, exchange of Common Stock, merger, sale of all or substantially all of the Company’s equity or assets or other transaction, in each case which is effected in such a way that holders of shares of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, interests, securities or other assets or property with respect to or in exchange for shares of Common Stock.

“Person” means any individual, limited liability company, company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity or enterprise.

“Registration Agreement” means the Second Amended and Restated Registration Agreement of the Company, among the parties from time to time party thereto, as amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Transfer” means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (including without limitation by operation of law) or the acts thereof, but explicitly excluding exchanges of a Warrant for Common Stock issuable upon the exercise of such Warrant in accordance with its terms. The term “Transferred” shall have a correlative meaning.

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Section 1.2           Interpretation. In this Agreement, unless a clear contrary intention appears:

(a)          the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b)          reference to any gender includes each other gender and the neuter;

(c)          all terms defined in the singular shall have the same meanings in the plural and vice versa;

(d)          reference to any Person includes such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this clause (d) is intended to authorize any assignment not otherwise permitted by this Agreement;

(e)          reference to a Person in a particular capacity or capacities excludes such Person in any other capacity;

(f)          reference to any contract or agreement means such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof;

(g)          all references to Articles and Sections shall be deemed to be references to the Articles and Sections of this Agreement;

(h)          all references to Exhibits shall be deemed to be references to the Exhibits attached hereto which are made a part hereof and incorporated herein by reference;

(i)          the word “including” (and with correlative meaning “include”) means including, without limiting the generality of any description preceding such term;

(j)          with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(k)          the captions and headings contained in this Agreement shall not be considered or given any effect in construing the provisions hereof if any question of intent should arise;

(l)          reference to any Law means such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time;

(m)          where any provision of this Agreement refers to action to be taken by any Person, which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person; and

(n)          no provision of this Agreement shall be interpreted or construed against any party solely because that party or its legal representative drafted such provision.

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Article II
ORIGINAL ISSUE OF WARRANTS

Section 2.1           Form of Warrant Certificates.

(a)          The Warrants shall be evidenced by certificates substantially in the form attached hereto as Annex A (the “Warrant Certificates” and each a “Warrant Certificate”), with each Warrant Certificate dated the date on which such Warrant Certificate is countersigned by the Holder thereof. Each Warrant shall represent the right, subject to the provisions of this Agreement and such Warrant Certificate, to purchase one (1) share of Common Stock (subject to adjustment as set forth in Section 4.1) at the Exercise Price.

(b)          The Warrant Certificates may have such insertions, letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon as may, consistently herewith, be determined to be necessary or appropriate by the officers of the Company executing such Warrant Certificates as evidenced by their execution of the Warrant Certificates, or as may be required to comply with any applicable Law or with any rule or regulation of any securities exchange or to conform to usage. The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by applicable Law.

Section 2.2           Legends. The Warrant Certificates originally issued to each Holder, or issued upon registration of transfer of, or upon exchange for or in lieu of, any Warrant Certificate shall bear the following legend:

“THIS WARRANT, AND THE CLASS A COMMON STOCK OF THE COMPANY WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “WARRANT SHARES,” AND TOGETHER WITH THIS WARRANT, THE “SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE WARRANT SHARES REPRESENTED BY THIS WARRANT.

THE WARRANT SHARES REPRESENTED BY THIS WARRANT ARE SUBJECT TO THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SPECIFIED IN THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED FROM TIME TO TIME. A COPY OF SUCH CERTIFICATE OF

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INCORPORATION SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS ON EXERCISE, TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER SIMILAR TRANSFER AS SET FORTH IN A REGISTRATION AGREEMENT AMONG THE COMPANY AND THE PERSONS PARTY THERETO, AND A WARRANT AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDER OF THIS WARRANT, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.”

Each Holder further acknowledges and agrees that the Common Stock issued upon exercise of the Warrants, if certificated, shall bear a legend substantially in the form of the legend appearing above, and any other legends required by applicable federal and state securities laws, the Registration Agreement or otherwise called for by this Agreement or any other agreement between the Company and such Holder.

Section 2.3           Certain Transfer Restrictions.

(a)          Any attempted Transfer that is prohibited by this Section 2.3 and not approved by majority vote of the Board shall be null and void ab initio and shall not be effective to Transfer any Warrants. The Company may seek any remedy available to it at law, in equity or otherwise, including an injunction prohibiting any such Transfer, to enforce the provisions of this Section 2.3.

(b)          No Holder shall effect any Transfer of all or any portion of the Warrants held by such Holder, unless and until (i) such Holder shall have provided executed copies of the Assignment Form and the Joinder, in each case in the form attached to the Warrant Certificates and completed by the prospective transferee and (ii) if requested by the Company within ten (10) days of receiving the Assignment Form and the Joinder, such Holder shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such Warrants under the Securities Act.

(c)          Subject to Section 2.3(b), a Holder may Transfer his, her or its Warrant Certificates by written application to the Company stating the name of the proposed transferee and otherwise complying with the terms of this Agreement and all applicable Laws. No such Transfer shall be effected until, and such transferee shall succeed to the rights of such Holder only upon, final acceptance and registration of the transfer by the Company in the register in accordance with this Agreement. Prior to due presentation for registration of transfer, the Company and any agent of the Company may deem and treat the Person in whose name the Warrant Certificates are registered as the absolute owner thereof for all purposes (notwithstanding any notation of ownership or other writing thereon made by anyone), and the Company shall not be affected by any notice to the contrary or be bound to recognize any equitable or other claim to or an interest in any Warrants on the part of any other Person and shall not be liable for any registration of transfer of Warrant Certificates that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such

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registration of transfer or with such knowledge of such facts that its participation therein amounts to bad faith. When Warrant Certificates are presented to the Company with a request to register the transfer thereof or to exchange them for an equal number of Warrant Certificates of other authorized denominations, the Company shall register the transfer or make the exchange as requested if the requirements of this Agreement for such transaction are met, and shall execute any Warrant Certificates necessary to reflect such transfer or exchange. No service charge shall be made for any registration of transfer or exchange of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection with any registration of transfer of Warrant Certificates.

(d)          Except as otherwise provided in this Section 2.3, all Warrant Certificates issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for registration of transfer or exchange.

(e)          The Board shall have the power to determine, in its sole and absolute discretion, all matters related to this Section 2.3, including matters necessary or desirable to administer or to determine compliance with this Section 2.3 and, absent manifest error, the determinations of the Board shall be final and binding on the Company and the Holder.

Section 2.4          Surrender and Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby or pursuant to Section 3.3 shall be surrendered to the Company, and all Warrant Certificates surrendered shall be promptly canceled by the Company and shall not be reissued by the Company and, except as provided in Section 2.3 (in the case of a transfer or exchange), Section 3.2(c) (in the case of the exercise of less than all the Warrants represented by the surrendered Warrant Certificate) or ARTICLE V (in the case of a lost, stolen, destroyed or mutilated Warrant Certificate), no Warrant Certificate shall be issued hereunder in lieu thereof. The Company shall destroy all canceled Warrant Certificates in accordance with its normal procedures.

Article III
EXERCISE OF WARRANTS

Section 3.1           Exercise; Expiration Date. Each outstanding Warrant may be exercised on any Business Day which is on or after the date hereof and on or before the Expiration Date, but only if the exercise of such Warrant satisfies the FCC Restrictions and is exempt from the registration requirements of the Securities Act. Any Warrants not exercised by 5:00 p.m., Los Angeles time, on the Expiration Date shall expire and all rights thereunder and all rights in respect thereof under this Agreement shall automatically terminate at such time.

Section 3.2           Method of Exercise; Payment of Exercise Price.

(a)          All or any number of Warrants represented by a Warrant Certificate may be exercised prior to the Expiration Date by the Holder thereof by: (i) surrendering the Warrant Certificate evidencing such Warrants to the Company at its office set forth in Section 8.2 and (ii) the Holder’s completion and execution of the Exercise Form and the Ownership Certification, in

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each case in the form attached to such Warrant Certificate. The Company may, in its sole discretion, require such Holder to provide documentation in support of the Ownership Certification and such other information necessary for the Company to make a determination that the exercise of the Warrants by such Holder otherwise satisfies the FCC Restrictions. Upon delivery of the items set forth in subsections (i) and (ii) above, the election to exercise such Warrants shall be irrevocable. Such documents referenced above shall be accompanied by payment in full of the Exercise Price then in effect for each share of Common Stock for which such Warrant is exercised, together with any documentary, stamp or transfer tax, or other applicable tax or governmental charges.

(b)          Except as set forth in Section 3.3, payment of the Exercise Price shall be made by the Holder exercising his, her or its Warrants by certified bank check or official bank check in funds payable to the order of the Company, and delivered to the Company at the address set forth in Section 8.2.

(c)          Partial Exercise; Surrender of Warrant Certificates. All or any number of whole Warrants represented by a Warrant Certificate may be exercised by the Holder thereof. If less than all of the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate executed by the Company of the same tenor and for the number of Warrants which were not exercised shall be issued by the Company. The Company shall (i) countersign such Warrant Certificate, (ii) register such Warrant Certificate in such name or names as may be directed in writing by such Holder and (iii) deliver the new Warrant Certificate to the Person or Persons in whose name such new Warrant Certificate is so registered. Any Warrant Certificate surrendered for exercise to the Company shall be promptly cancelled by the Company and shall not be reissued by the Company.

(d)          Issuance of Common Stock. Upon surrender of a Warrant Certificate evidencing Warrants in conformity with the foregoing provisions and payment of the Exercise Price in respect of the exercise of one or more Warrants evidenced thereby, the Company shall, when such payment is received and subject to Section 8.1, as promptly as practicable, and in any event within twenty (20) Business Days after receipt by the Company of such notice of exercise, issue the aggregate number of shares of Common Stock issuable upon such exercise (based upon the aggregate number of Warrants so exercised), as determined in accordance with Section 3.2(f). Such shares of Common Stock shall be registered in the name of such Holder in the Company’s stock records.

(e)          Time of Exercise. Except for exercises in connection with an Optional Redemption (as defined below), any Warrant exercised hereunder shall be deemed to have been effected immediately prior to the close of business on the day on which the Warrant Certificate representing such Warrant shall have been surrendered for exercise as provided above, together with the notice of exercise referred to above and payment in full of the Exercise Price and any documentary, stamp or transfer tax, or other applicable tax or governmental charges. At such time, the shares of Common Stock issuable upon such exercise as provided in Section 3.2(d) shall be deemed to have been issued and, for all purposes of this Agreement, the Holder exercising such Warrant shall, as between such Person and the Company, be deemed to be and entitled to all rights of the holder of record of such shares of Common Stock.

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(f)          Stock Issuable. The number of shares of Common Stock “obtainable upon exercise” of Warrants at any time shall be the number of shares of Common Stock for which such Warrants are then exercisable. The number of shares “for which each Warrant is exercisable” shall be one (1) share of Common Stock subject to adjustment as provided in Section 4.1.

Section 3.3           Optional Redemption. If the Board elects at any time, the Board may cause all Warrants issued hereunder to be deemed exercised (an “Optional Redemption”) for Common Stock in accordance with the terms hereof and of the Warrant Certificate (giving effect to any adjustments to the number of shares of Common Stock obtainable upon exercise of such Warrants, as the case may be, that occur or would occur prior to such deemed exercise in accordance with the terms of this Warrant Agreement and the Warrant Certificates). Any Optional Redemption shall include a waiver of any Exercise Price otherwise payable upon the exercise of such Warrants. Upon making an election for an Optional Redemption, the Board shall provide the Holders with written notice of the effectiveness of such Optional Redemption, and within twenty (20) Business Days after providing such notice, the Company shall issue to each Holder the aggregate number of shares of Common Stock issuable upon such election to each such Holder.

Article IV
ADJUSTMENTS

Section 4.1           Adjustments. The number of shares of Common Stock for which each Warrant is exercisable shall be subject to adjustment from time to time as follows:

(a)          Upon Dividends, Subdivisions or Splits. If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a dividend or pro rata distribution, in each case payable in shares of Common Stock, or by a subdivision or split-up of Common Stock, following the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution, or in the cases of a subdivision or split-up, on the day following the effective date thereof, the number of shares of Common Stock obtainable upon exercise of the Warrants shall be increased in proportion to such increase in outstanding shares of Common Stock. The adjustment made pursuant to this Section 4.1(a) shall become effective (i) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (ii) in the case of such subdivision or split-up, at the time when such subdivision or split-up becomes effective with respect to all holders of Common Stock.

(b)          Upon Combinations or Reverse Splits. If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination or reverse split of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock obtainable upon exercise of the Warrants immediately prior to the date of such combination or reverse split shall be decreased in proportion to such decrease in outstanding shares of Common Stock. The adjustment made pursuant to this Section 4.1(b) shall become effective at the time when such combination or reverse split becomes effective with respect to all holders of Common Stock.

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(c)          Organic Change. Prior to the consummation of any Organic Change, unless the Company intends to cause an Optional Redemption in connection with such transaction, the Company shall make appropriate provision to insure that each Holder of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the Common Stock immediately theretofore acquirable and receivable upon the exercise of such Holder’s Warrants, such cash, interests, securities or other assets or property as would have been issued or payable in such Organic Change (if the Holder had exercised such Holder’s Warrants immediately prior to such Organic Change) with respect to or in exchange for the Common Stock immediately theretofore acquirable and receivable upon exercise of such Holder’s Warrants had such Organic Change not taken place.

(d)          No Exercise Price Adjustment. Except as the Company may determine is appropriate in connection with an adjustment pursuant to Section 4.1(c), the Exercise Price payable upon exercise of the Warrant is not subject to adjustment in connection with the provisions of this Section 4.1.

(e)          Treasury Shares. Shares of Common Stock at any time owned by the Company or its subsidiaries shall not be deemed to be outstanding for the purposes of any computation under this Section 4.1.

Section 4.2           Notice of Adjustment. Whenever the number of shares of Common Stock or other securities or property, as applicable, obtainable upon exercise of each Warrant is required to be adjusted pursuant to Section 4.1, the Company shall deliver to the Holder of such Warrant a certificate setting forth (a) the number of shares of Common Stock or other securities or property, as applicable, obtainable upon exercise of each such Warrant and the Exercise Price therefor after such adjustment, (b) a brief statement of the facts requiring such adjustment and (c) the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error.

Section 4.3           Statement on Warrants.  The form of Warrant Certificate need not be changed because of any adjustment made pursuant to Section 4.1, and Warrant Certificates issued after such adjustment may state the same number and kind of shares of Common Stock as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company may, however, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant Certificate that it may deem appropriate to reflect any such adjustment and that does not affect the substance thereof and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form so changed.

Section 4.4         Notice of Organic Change.   In the event that, at any time after the date hereof and prior to 5:00 p.m., Los Angeles time, on the Expiration Date, (a) the Company consummates an Organic Change or (b) the Company dissolves, liquidates or winds up its operations, and in each such case unless the Company intends to cause an Optional Redemption in connection with such transaction, the Company shall cause to be mailed to the Holders notice of the date on which such Organic Change, dissolution, liquidation or winding up shall or did take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice), if any,

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on the kind and amount of shares of Common Stock and other securities, money and other property deliverable upon exercise of the Warrants after giving effect to such transaction.

Section 4.5         Concerning All Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if an adjustment is made under any provision of ARTICLE IV on account of any event, transaction, circumstance, condition or happening, no additional adjustment shall be made under any other provision of ARTICLE IV on account of such event, transaction, circumstance, condition or happening (i.e, there shall be no “double credit” given for a single event, transaction, circumstance, condition or happening). Unless otherwise expressly provided in this ARTICLE IV, all determinations and calculations required or permitted under this ARTICLE IV shall be made by the Company or its Board, as appropriate, and all such calculations and determinations shall be conclusive and binding in the absence of manifest error.

Article V
LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT CERTIFICATES

Section 5.1         Loss, Theft, Destruction or Mutilation.   Upon receipt by the Company of evidence satisfactory to it of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate, and an indemnity bond in form and amount and with corporate surety satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall issue, execute and deliver to the Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange and substitution for or in lieu thereof, a new Warrant Certificate of the same tenor and representing an equivalent number of Warrants. Upon the issuance of any new Warrant Certificate under this ARTICLE V, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Company) in connection therewith. The provisions of this ARTICLE V are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of lost, stolen, destroyed or mutilated Warrant Certificates.

Article VI
AUTHORIZATION OF SHARES; PURCHASE OF WARRANTS

Section 6.1         Authorization of Shares.   The Company covenants that all Common Stock issuable upon exercise of the Warrants will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company shall take all such actions as may be necessary to ensure that all such Common Stock may be so issued without violation of any applicable law or governmental regulation.

Article VII
WARRANT HOLDER RIGHTS

Section 7.1           Rights Generally. The Holders shall be entitled to the rights applicable to the holders of Warrants, if any, set forth in the Registration Agreement.

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Section 7.2           Dividends and Distributions. If the Company declares or pays a dividend or makes any other distribution upon shares of Common Stock, except for a dividend payable in Common Stock (which will be addressed by Section 4.1) (a “Dividend”), then the Company shall pay to each Holder at the time of the Dividend the amount which would have been paid to such Holder on the shares of Common Stock which such Holder would have held had the Warrants held by such Holder been fully exercised immediately prior to the date on which a record is taken for such Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such Dividend are to be determined.

Article VIII
MISCELLANEOUS

Section 8.1          Payment of Taxes. The Company shall pay any and all taxes (other than income taxes) that may be payable in respect of the issue or delivery of shares of Common Stock on exercise of Warrants pursuant hereto. The Company shall not be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any shares of Common Stock or payment of cash or other property to any recipient other than the Holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue or deliver any shares or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Company or (b) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.

Section 8.2           Notices.

(a)          Any notice, request, demand or report (each, a “Communication”) required or permitted to be given or made by this Agreement shall be in writing.

(b)          Any Communication authorized by this Agreement to be given or made by the Holders to or on the Company shall be sufficiently given or made if sent by registered or certified overnight mail or by a nationally recognized overnight delivery service for next day delivery and shall be deemed given upon receipt, or by facsimile or electronic mail, addressed as follows:

Townsquare Media, Inc.

240 Greenwich Avenue

Greenwich, CT 06830

Attention: Chief Executive Officer

Facsimile: (203) 861-0920

(c)          Any Communication authorized by this Agreement to be given or made by the Company to any Holder shall be sufficiently given or made if sent by first-class mail, postage prepaid, or by facsimile or electronic mail, addressed to such Holder at the address of such Holder as shown on the registry books of the Company.

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Section 8.3           Submission to Jurisdiction; Waiver of Jury Trial.

(a)          Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall only be brought in any federal court located in the State of Delaware or any Delaware state court, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such, action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum; provided, however, that any action, suit or proceeding, seeking to enforce a final judgment rendered in such court may be brought in any court of competent jurisdiction. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 8.2 shall be deemed effective service of process on such party.

(b)          Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 8.3(b).

Section 8.4         Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles.

Section 8.5         Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Holders from time to time party hereto. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the Holders, any right, remedy or claim under or by reason of this Agreement or any part hereof.

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Section 8.6         Counterparts.  This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

Section 8.7           Amendments.

(a)          The Company may, without the consent or concurrence of the Holders, amend this Agreement for the purpose of (i) amending provisions in regard to matters or questions arising under this Agreement which shall not materially adversely affect the interest of the Holders or (ii) adding further covenants and agreements of the Company in this Agreement or surrendering any rights or power reserved to or conferred upon the Company in this Agreement.

(b)          All amendments or modifications other than those described in Section 8.7(a) shall require the written consent of each of the Holders of a majority of the Warrants and the Company.

Section 8.8         Third Party Beneficiaries.   This Agreement is intended for the benefit of the parties hereto, and no other Person shall be entitled to any rights or benefits hereunder.

Section 8.9         Waivers.   The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 8.10        Inspection.   The Company shall cause a copy of this Agreement to be available at all reasonable times at the office of the Company for inspection by the Holders. The Company may require any of the Holders to submit his, her or its Warrant Certificate for inspection by it.

Section 8.11        Headings.   The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 8.12        Construction.   This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

Section 8.13        Severability.   In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent

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permitted by law; provided that this Section 8.13 shall not cause this Agreement or the Warrants to differ materially from the intent of the parties as herein expressed.

Section 8.14       Entire Agreement.   This Agreement and the Warrant Certificate set forth the entire agreement of the parties hereto as to the subject matter hereof and supersedes all previous agreements among all or some of the parties hereto with respect thereto, whether written, oral or otherwise.

* * * * *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name:	Stuart Rosenstein
Title:	EVP / CFO

Signature Page - Warrant Agreement

HOLDERS OF THE REQUIRED INTEREST

OCM POF IV AIF GAP HOLDINGS, L.P.

By: OCM/GAP Holdings IV, Inc.
Its: General Partner

By:	/s/ B. James Ford
Name: B. James Ford
Title: Authorized Signatory

By:	/s/ David Quick
Name: David Quick
Title: Authorized Signatory

OCM PF/FF RADIO HOLDINGS PT, L.P.

By:	Oaktree Fund AIF Series, L.P. – Series D and
Oaktree Fund AIF Series, L.P. – Series I
Its:	General Partners

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ B. James Ford
Name: B. James Ford
Title: Authorized Signatory

By:	/s/ David Quick
Name: David Quick
Title: Authorized Signatory

Signature Page - Warrant Agreement

Bay Street Holdings, LLC Series 10-Regent Communications

By:	/s/ John J. Rudy
Name:	John J. Rudy
Title:	President

Signature Page - Warrant Agreement

BCM 2005-I ETB, Inc

BCM 2005-II ETB, Inc

BCM 2005-III ETB, Inc

BCM 2006-I ETB, Inc

BCM 2006-II ETB, Inc

BCM 2006-III ETB, Inc

BCM Mid-Market ETB, Inc

BCM Sapphire Valley ETB, Inc.

By: Babson Capital Management LLC under power of attorney

By:	/s/ Thomas D. McDonnell
Name:	Thomas D. McDonnell
Title:	M.D

Signature Page - Warrant Agreement

Credit Suisse Securities (USA) LLC

By:	/s/ Kenneth Hoffman
Name:	Kenneth Hoffman
Title:	Managing Director

Signature Page - Warrant Agreement

Series K of Special Asset Equity Holdings Series, LLC

By:	William J. Fitzgerald
Name:	William J. Fitzgerald
Title:	Senior Vice President

By:	/s/ John S. Yusi III
Name:	John S. Yusi III
Title:	Vice President

Signature Page - Warrant Agreement

Schedule I

Holders of Warrants

As of July 25, 2014

Holder Name	Warrants Exercisable for Class A Common Stock
OCM POF IV AIF GAP Holdings, L.P.	6,052,487
OCM PF/FF Radio Holdings PT, L.P	2,553,004
Bay Street Holdings, LLC Series 10 - Regent Communications	531,202
BCM 2005-I ETB, Inc.	43,685
BCM 2005-II ETB, Inc.	23,664
BCM 2005-III ETB, Inc.	4,729
BCM 2006-I ETB, Inc.	7,742
BCM 2006-II ETB, Inc.	72,865
BCM 2007-I ETB, Inc.	7,751
BCM Mid-Market ETB, Inc.	3,876
BCM Sapphire Valley ETB, Inc.	45,177
Credit Suisse Securities (USA) LLC	10,622
Special Asset Equity Holdings Series, LLC - Series K	152,074
TOTAL	9,508,878

ANNEX A

FORM OF WARRANT CERTIFICATE

TOWNSQUARE MEDIA, INC.

No.______

_________ Warrants

WARRANTS TO PURCHASE COMMON STOCK

“THIS WARRANT, AND THE CLASS A COMMON STOCK OF THE COMPANY WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “WARRANT SHARES,” AND TOGETHER WITH THIS WARRANT, THE “SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE WARRANT SHARES REPRESENTED BY THIS WARRANT.

THE WARRANT SHARES REPRESENTED BY THIS WARRANT ARE SUBJECT TO THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SPECIFIED IN THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED FROM TIME TO TIME. A COPY OF SUCH CERTIFICATE OF INCORPORATION SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS ON EXERCISE, TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER SIMILAR TRANSFER AS SET FORTH IN A REGISTRATION AGREEMENT AMONG THE COMPANY AND THE PERSONS PARTY THERETO, AND A WARRANT AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDER OF THIS WARRANT, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.”

This certifies that _____________, or its registered assigns, is the owner of the number of Warrants set forth above, each of which represents the right to purchase, commencing on the date of execution of the Warrant Agreement hereinafter referred to, from TOWNSQUARE MEDIA, INC., a Delaware corporation (the “Company”), one share of Class A Common Stock,

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par value $0.01 per share, of the Company (the “Common Stock”) (subject to adjustment as provided in the Warrant Agreement hereinafter referred to) at the purchase price (the “Exercise Price”) of $0.0001 per one share of Common Stock by: (a) surrendering this Warrant Certificate at the principal office of the Company, (b) delivering to the Company the Exercise Form attached hereto as Exhibit A-1, (c) delivering to the Company the Ownership Certification attached hereto as Exhibit A-2 completed and duly executed and (d) delivering to the Company payment in full of the Exercise Price by certified bank check or official bank check in funds payable to the order of the Company, all subject to the terms and conditions hereof and of the Warrant Agreement. This Warrant Certificate may be exercised as to all or any whole number of the Warrants evidenced hereby.

Each outstanding Warrant may be exercised on any Business Day which is on or after the date of execution of the Warrant Agreement and on or before the Expiration Date, but only if the Holder has delivered to the Company an Ownership Certification and such exercise otherwise satisfies the FCC Restrictions. Any Warrants not exercised by 5:00 p.m., Los Angeles time, on the Expiration Date of the Warrant Agreement shall expire and all rights thereunder and all rights in respect thereof under this Warrant and the Warrant Agreement shall automatically terminate at such time.

This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of July 25, 2014 (as amended or modified from time to time, the “Warrant Agreement”) by and among the Company, the original Holder of this Warrant Certificate and the other holders party thereto and is subject to the terms and provisions contained therein, all of which terms and provisions the Holder of this Warrant Certificate consents to by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holder. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All capitalized terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address:

Townsquare Media, Inc.

240 Greenwich Avenue

Greenwich, CT 06830

Attention: Chief Executive Officer

Facsimile: (203) 861-0920

The number of shares of Common Stock obtainable upon the exercise of each Warrant is subject to adjustment as provided in the Warrant Agreement.

The Company shall pay any and all taxes (other than income taxes) that may be payable in respect of the issue or delivery of shares of Common Stock on exercise of Warrants pursuant hereto. The Company shall not be required, however, to pay any tax or other charge imposed in

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respect of any transfer involved in the issue and delivery of any shares of Common Stock or payment of cash or other property to any recipient other than the Holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue or deliver any shares or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Company or (b) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.

Subject to Section 2.3 of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in any whole number of Warrants, in accordance with the provisions of the Warrant Agreement, upon surrender of this Warrant Certificate, along with (a) an Assignment Form in the form of Exhibit B-1 attached hereto duly executed and completed, (b) a Joinder to the Registration Agreement in the form of Exhibit B-2 attached hereto duly executed and completed and (c) payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such Holder a new Warrant Certificate with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company may treat the Person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Each taker and Holder of a Warrant and each taker and holder of Common Stock issued pursuant to a Warrant agrees to be bound by the terms and conditions of this Warrant and the Warrant Agreement.

This Warrant Certificate may be exchanged, in accordance with the terms of the Warrant Agreement, at the Company’s offices for Warrant Certificates representing the same aggregate number of Warrants, with each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate shall be entitled to the rights, and subject to the obligations, set forth in the Registration Agreement, and shall be bound by the terms of each such agreement as a party thereto. In the event the Holder exercises any Warrant and completes and duly executes the Ownership Certification and the Exercise Form, the Company shall issue to the Holder such shares of Common Stock as the Holder shall be entitled to under such Warrant and the Company shall record or cause to be recorded such ownership on its books.

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This Warrant Certificate shall be void and all rights evidenced hereby shall cease on the Expiration Date.

TOWNSQUARE MEDIA, INC.

By:
Name:
Title:

Dated:

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Countersigned:

[HOLDER]

By:
Name:
Title:

Dated:

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EXHIBIT A-1

EXERCISE FORM

(to be executed only upon exercise of Warrants)

To: TOWNSQUARE MEDIA, INC.

The undersigned hereby irrevocably exercises the Warrants represented by the Warrant Certificate to obtain Class A Common Stock (subject to adjustment) of TOWNSQUARE MEDIA, INC., a Delaware corporation (the “Company”), for each Warrant exercised, and makes payment of $______________ (such payment being by certified bank check or official bank check in funds payable to the order of the Company equal to the Exercise Price of the Warrants being exercised), on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred to, and hereby surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Class A Common Stock due upon the exercise of such Warrants be registered or placed in the name and the address specified below.

HOLDER INFORMATION:

Name of Holder: _____________________________________

Signature of Holder: _____________________________________

Dated: _____________________________________

Street Address: _____________________________________

City, State, Zip Code: _____________________________________

RECIPIENT INFORMATION:

Securities and/or check to be issued to: _____________________________________

Signature of Recipient: _____________________________________

Dated: _____________________________________

Recipient social security or taxpayer ID number:____________________________

Street Address (if different from above): ______________________________

City, State, Zip Code (if different from above): ______________________________

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EXHIBIT A-2

OWNERSHIP CERTIFICATION1
(to be executed only upon exercise of Warrants)

______________________________ (the “Holder”) hereby represents and certifies that the Holder is either (a) a citizen of the United States (“U.S. Citizen”) or (b) an entity organized under the laws of the United States (“U.S. Entity”). To the extent the Holder is a U.S. Entity, the Holder represents and certifies that U.S. Citizens and U.S. Entities hold one hundred percent (100%) of the direct and indirect voting interests of Holder and one hundred percent (100%) of the direct and indirect ownership interests of Holder. The Holder further represents and certifies that, for purposes of this Ownership Certification, it has determined its level of direct and indirect voting and ownership interests in accordance with 47 U.S.C. § 310(b)(4), as interpreted, calculated and applied by the FCC.

Name of Holder: _____________________________________

Signature of Holder: _____________________________________

Dated: _____________________________________

1 The Company may, in its sole discretion, require the Holder to provide (a) documentation in support of this Ownership Certification and (b) such other information necessary for the Company to make a determination that the exercise of the Warrants by the Holder otherwise satisfies the FCC Restrictions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Warrant Agreement.

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EXHIBIT B-1

ASSIGNMENT FORM
(to be executed only upon assignment of Warrants)

FOR VALUE RECEIVED, the undersigned registered holder of Warrant Certificate No. _____________ issued by Townsquare Media, Inc., a Delaware corporation (the “Company”), hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the rights of the undersigned under the Warrant Certificate, with respect to the whole number of Warrants set forth below:

Name(s) of Assignee(s):

No. of Warrants:

The undersigned does hereby irrevocably constitute and appoint the Company as the undersigned’s attorney to make such transfer on the books of the Company maintained for such purposes, with full power of substitution in the premises.

Name of Assignor: _____________________________________

Signature of Assignor: _____________________________________

Dated: _____________________________________

Street Address: _____________________________________

City, State, Zip Code: _____________________________________

The Assignee has received and reviewed the Warrant Certificate and the Warrant Agreement, and agrees for the benefit of the Company to accept the assignment of the Warrant set forth herein and be bound by the terms and conditions thereof.

Name of Assignee: _____________________________________

Signature of Assignee: _____________________________________

Dated: _____________________________________

Assignee social security or taxpayer ID number:____________________________

Street Address: ______________________________

City, State, Zip Code: ______________________________

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EXHIBIT B-2

JOINDER TO

REGISTRATION AGREEMENT

THIS JOINDER to the Second Amended and Restated Registration Agreement, dated as of ________ __, 2014 (the “Registration Agreement”) of Townsquare Media, Inc., a Delaware corporation (the “Company”), as amended or restated from time to time, is made and entered into as of ________ __, _________, by and between the Company and ________________ (“Holder”).

WHEREAS, on the date hereof, Holder has acquired ______ warrants exercisable for ______ shares of Class A Common Stock (the “Warrants”) and the Registration Agreement and the Company require Holder, as a holder of the Warrants, to become a party to the Registration Agreement, and Holder agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

a.           Agreement to be Bound. Holder hereby (i) acknowledges that it has received and reviewed a complete copy of the Registration Agreement and (ii) agrees that upon execution of this Joinder it shall become a party to the Registration Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Agreement as though an original party thereto and shall be deemed [an Other Securityholder] to the Registration Agreement for all purposes thereof and entitled to all the rights incidental thereto.

b.           Members Schedule. For purposes of the Schedule of Securityholders to the Registration Agreement, the address of the Holder is as follows:

[Name]
[Address]

c.           Governing Law. This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.

d.           Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

e.           Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

* * * * *

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IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date set forth in the introductory paragraph hereof.

TOWNSQUARE MEDIA, INC.

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

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